UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2010 (May 17, 2010)

Industrial Income Trust Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

333-159445	27-0477259
(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 228-2200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The board of directors of Industrial Income Trust Inc. (the “Company”) previously set the record date of March 5, 2010 for the determination of stockholders entitled to receive notice of, and to vote at, the Company’s 2010 annual meeting of stockholders. On May 17, 2010, all of the stockholders of the Company as of the close of business on March 5, 2010, executed a unanimous written consent of stockholders in lieu of an annual meeting, pursuant to which the Company’s current board of directors, as previously reported to the Securities and Exchange Commission, was re-elected in its entirety to serve until the 2011 annual meeting of stockholders and until their respective successors are duly elected and qualify.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDUSTRIAL INCOME TRUST INC.

May 20, 2010	By:	/s/ Thomas G. McGonagle
Name: Thomas G. McGonagle
Title: Chief Financial Officer and Treasurer